UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2023

Digital World Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40779	85-4293042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3109 Grand Ave, #450 Miami, FL	33133
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 735-1517

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Settlement in Principle

As previously disclosed, Digital World Acquisition Corp. (“we”, “us,” “DWAC” and/or the “Company”) has been the subject of an investigation (the “Investigation”) by the Securities and Exchange Commission (the “SEC” or the “Commission”) with respect to certain statements, agreements and the timing thereof included in the Company’s registration statements on Form S-1 (the “Form S-1”) in connection with its initial public offering (the “IPO”) and Form S-4 (the “Form S-4”) relating to the business combination between the Company and Trump Media & Technology Group Corp., a Delaware corporation (“TMTG”).

In connection with the Investigation, DWAC has reached an agreement in principle with the Staff of the SEC’s Division of Enforcement (the “Settlement in Principle”). The terms of this Settlement in Principle are not yet definitive, as a final settlement agreement is subject to the approval by the Commission, and the Company cannot predict whether or when it may obtain the Commission’s approval. If the Commission approves the Settlement in Principle, it will enter a cease-and-desist order (the “Order”) finding the Company violated certain antifraud provisions of the Securities Act and the Exchange Act, in connection with the Company’s IPO filings on Form S-1 and the Form S-4 concerning certain statements, agreements and omissions relating to the timing and discussions the Company had with TMTG regarding the proposed business combination.

In connection with the Settlement in Principle, if the Company amends its previously filed Form S-4, it will ensure that any such Form S-4 will be materially complete and accurate and consistent with the findings in the Order and pay a civil money penalty in an amount of $18 million to the SEC promptly after the closing of any merger or a comparable business combination or transaction, whether with TMTG or any other entity.

Section 5.2 of the Agreement and Plan of Merger, dated as of October 20, 2021, entered by and among the Company and the parties therein, as amended on May 11, 2022 (the “Merger Agreement”), provides that without the prior written consent of TMTG (such consent not to be unreasonably withheld, conditioned or delayed) the Company shall not settle or compromise any claim, action or proceeding, including any suit, action, claim, proceeding or investigation relating to the Merger Agreement or the transactions contemplated thereby, in excess of $100,000. As such, the Company has kept TMTG appraised of the discussions with the Commission and the Settlement in Principle. Nevertheless, TMTG is not a party to the Settlement in Principle or any related negotiation and it has not provided its consent to such settlement. Although the Company believes that it has complied with Section 5.2 of the Merger Agreement, TMTG may disagree and try to terminate the Merger Agreement.

The Company, its board of directors and its management team strongly believe the Settlement in Principle is in the best interests of DWAC’s shareholders. Accordingly, the board of directors has authorized management to proceed forward with the Settlement in Principle. If approved by the Commission, the Company believes the Settlement in Principle would remove the cloud of uncertainty lingering over DWAC and would allow DWAC to move forward in achieving its objective of delivering a strategic merger. The Company also believes that failing to settle with the SEC would create a substantial risk of protracted litigation with the SEC, its principal regulator, which could inhibit the Company’s ability to consummate the business combination with TMTG or any other target should TMTG determine that it has the right to terminate the Merger Agreement as discussed above. DWAC remains ready and willing to consummate a transaction with TMTG to create an alternative media platform and bring value to its shareholders.

Extension of the Business Combination Disagreement

In connection with the preliminary proxy statement filed by the Company with the SEC on June 23, 2023 for the voting of the Company’s shareholders on the proposed extension of its liquidation date (the “Extension Preliminary Proxy”), the Company received an electronic mail from TMTG. TMTG notified the Company that it disagrees with the Company’s position under Section 8.1(b) of the Merger Agreement, namely that upon the approval of the Company’s shareholders to extend the Company’s liquidation date by an additional three months (for a total of 12 additional months, i.e., from September 8, 2023 up to September 8, 2024), the Company has the

right to extend the Outside Date (as defined in the Merger Agreement, currently set as September 8, 2023) of the Merger Agreement by the same extension periods. Pursuant to its electronic mail, TMTG believes it is currently only bound under the Merger Agreement through September 8, 2023. Given the historical liquidation date extensions preceding TMTG’s acknowledgement that it was correspondingly bound through September 8, 2023 under the Merger Agreement, the Extension Preliminary Proxy seeking an extension structure consistent with such historical extensions and TMTG’s position that it is nonetheless only bound through September 8, 2023 (in addition to TMTG’s continued delay in providing various deliverables to the Company under the Merger Agreement required to consummate a business combination), DWAC expects to work with TMTG in good faith to address this disagreement in a manner that is in the best interest of its shareholders. As mentioned above, the Company remains very interested in the transaction with TMTG and is hopeful DWAC and TMTG can resolve this interpretative divergence.

The foregoing references and description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K are not complete and are subject to, and qualified in their entirety by reference to, the actual agreement (as amended), copies of which are filed as Exhibit 2.1 and Exhibit 2.2 with the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Additional Information and Where to Find It

The Company has filed with the SEC a registration statement on Form S-4 (as may be amended from time to time, the “Registration Statement”), which includes a preliminary proxy statement of the Company, and a prospectus in connection with a proposed business combination (the “Business Combination”) with TMTG. The definitive proxy statement and other relevant documents will be mailed to stockholders of the Company as of a record date to be established for voting on the Business Combination. Securityholders of the Company and other interested persons are advised to read the preliminary proxy statement/prospectus, and amendments thereto, and, when available, the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the Business Combination because these documents will contain important information about the Company, TMTG and the Business Combination. The Company’s securityholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: the Company Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

The Company has also filed the Extension Preliminary Proxy Statement with the SEC with respect to the proposed extension of its liquidation date. The definitive proxy statement for the extension of the liquidation date will be mailed to stockholders of the Company. Securityholders of the Company and other interested persons are advised to read the Extension Preliminary Proxy Statement and amendments thereto, and, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the extension of the liquidation date because these documents will contain important information. The Company’s securityholders and other interested persons will also be able to obtain copies of the definitive proxy statement, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to: the Company Acquisition Corp., 3109 Grand Ave, #450, Miami, FL 33133.

Participants in Solicitation

The Company and TMTG and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the proposed Extension Preliminary Proxy and the Business Combination. Securityholders of the Company and other interested persons may obtain more information regarding the names and interests of the Company’s directors and officers in the Business Combination in the Company’s filings with the SEC, including in the Extension Preliminary Proxy and the Registration Statement, and the names and interests of TMTG’s directors and officers in the proposed Business Combination in the Registration Statement. These documents can be obtained free of charge from the sources indicated above. TMTG and its officers and directors do not have any interests in the Company or the proposed Extension Preliminary Proxy other than with respect to their interests in the Business Combination, to the extent the Extension Preliminary Proxy is effectuated.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Extension Preliminary Proxy and the proposed Business Combination between the Company and TMTG, the Settlement in Principle, including without limitation statements regarding the uncertainties relating to the Company’s stockholder approval of the Extension Preliminary Proxy, the disagreement with TMTG regarding the termination date of the Merger Agreement, the ability of the Company to enter into Settlement in Principle with the SEC, the potential termination of the Merger Agreement as a result of the approval by the SEC of the Settlement in Principle, the anticipated benefits of the Business Combination, the anticipated timing of the Business Combination and the private placement of the Company (the “PIPE”), the implied enterprise value, future financial condition and performance of TMTG and the combined company after the closing and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination, the level of redemptions of the Company’s public stockholders and the products and markets and expected future performance and market opportunities of TMTG. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the risk that the Business Combination and the PIPE may not be completed in a timely manner or at all, which may adversely affect the price of Digital World’s securities, (ii) the risk that the Business Combination may not be completed by the Company’s Business Combination deadline (including as a result of a disagreement with TMTG about the outside date of the Merger Agreement) and the potential failure to obtain the Company’s stockholder approval of the Extension Amendment, (iii) the failure to satisfy the conditions to the consummation of the Business Combination or the PIPE, including the approval of the Merger Agreement by the stockholders of the Company, (iv) the lack of a third-party fairness opinion in determining whether or not to pursue the proposed Business Combination, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including as a result of the Settlement in Principle, (vi) the failure to achieve the minimum amount of cash available following any redemptions by the Company stockholders, (vii) redemptions exceeding a maximum threshold or the failure to meet The Nasdaq Stock Market’s initial listing standards in connection with the consummation of the contemplated transactions, (viii) the effect of the announcement or pendency of the PIPE or the Business Combination on TMTG’s business relationships, operating results, and business generally, (ix) risks that the Business Combination disrupts current plans and operations of TMTG, (x) the outcome of any legal proceedings that may be instituted against TMTG or against the Company related to the Merger Agreement or the Business Combination (including as a result of the Settlement in Principle), (xi) the risk of any investigations by the SEC or other regulatory authority relating to the PIPE, the Merger Agreement or the Business Combination and the impact they may have on consummating the transactions, (xii) TruthSocial, TMTG’s initial product, and its ability to generate users and advertisers, (xiii) changes in domestic and global general economic conditions, (xiv) the risk that TMTG may not be able to execute its growth strategies, (xv) risks related to the future pandemics and response and geopolitical developments, (xvi) risk that TMTG may not be able to develop and maintain effective internal controls, (xvii) costs related to the Business Combination and the failure to realize anticipated benefits of the Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xviii) those factors discussed in the Company’s filings with the SEC and that that will be contained in the definitive extension proxy, when available and the Registration Statement relating to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that will be described in the “Risk Factors” section of the Company’s in its Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on April 26, 2023 (the “2022 Annual Report”) and in other reports the Company files with the SEC, including the Extension Preliminary Proxy. Risks regarding the Business Combination are also discussed in the Current Reports on Form 8-K filed with the SEC on October 21, 2021, October 26, 2021, May 17, 2022 and September 23, 2022, and the proxy statement/prospectus included in the Form S-4 filed with the SEC on May 16, 2022, as it may be amended or supplemented from time to time. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to the Company (or to third parties making the forward-looking statements).

These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while the Company and TMTG may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither the Company nor TMTG gives any assurance that the Company, TMTG, or the combined company, will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2023

Digital World Acquisition Corp.

By:	/s/ Eric Swider
Name:	Eric Swider
Title:	Interim Chief Executive Officer